UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2025

BREEZE HOLDINGS ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39718	85-1849315
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

955 W. John Carpenter Freeway, Suite 100-929
Irving, TX 75039

(Address of principal executive offices)

(888) 273-9001

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BRZH	OTCQX tier of the OTC Markets Group Inc.
Rights exchangeable into one-twentieth of one share of common stock	BRZHR	OTCQX tier of the OTC Markets Group Inc.
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per whole share	BRZHW	OTCQX tier of the OTC Markets Group Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On April 2, 2025, Breeze Holdings Acquisition Corp. (the “Company”) was notified by Marcum LLP (“Marcum”) that Marcum resigned as the Company’s independent registered accounting firm. On November 1, 2024, CBIZ CPAs P.C. (“CBIZ CPAs”) acquired the attest business of Marcum. On April 2, 2025, following the approval of the Audit Committee of the Company’s Board of Directors, CBIZ CPAs was engaged, effective immediately, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

During the years ended December 31, 2024 and 2023, and through April 2, 2025, the date Marcum informed the Company of their resignation, there were (a) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to such disagreement in its report and (b) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions, except for the material weakness in the Company’s internal control over financial reporting related to financial reporting as disclosed in the Company’s Annual Report for the fiscal year ended December 31, 2024).

The audit reports of Marcum on the Company’s prior consolidated financial statements did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles except that, the reports included an explanatory paragraph relating to substantial doubt about the Company’s ability to continue as a going concern.

The Company provided Marcum with a copy of this Current Report on Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (the “SEC”) and requested that Marcum furnish the Company with a letter addressed to the SEC, pursuant to Item 304(a)(3) of Regulation S-K, stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of such letter, dated April 4, 2025, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the fiscal years ended December 31, 2024 and December 31, 2023, and through April 2, 2025, the date Marcum informed the Company of their resignation, neither the Company nor anyone on the Company’s behalf consulted with CBIZ CPAs regarding (i) the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by CBIZ CPAs on the Company’s financial statements, and CBIZ CPAs did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions), as that term is described in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Marcum LLP to the Securities and Exchange Commission, dated April 4, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BREEZE HOLDINGS ACQUISITION CORP.

By:	/s/ J. Douglas Ramsey
Name:	J. Douglas Ramsey
Title:	Chief Executive Officer and Chief Financial Officer

Dated: April 4, 2025

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